                                                                    EXHIBIT 10.5




                                ADDENDUM NO.1 TO
                          NETCENTER SERVICES AGREEMENT

                                  NO: 004327-1


This Addendum No. 1 (the "Addendum") is entered into by and between NETSCAPE COMMUNICATIONS CORPORATION, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape"), and EXCITE, INC., a California corporation, with principal offices at 555 Broadway, Redwood City, CA 94063 ("Excite") and effective as of the date of execution by Netscape ("ADDENDUM EFFECTIVE DATE").

WHEREAS, the parties have entered into a Netcenter Services Agreement effective April 29, 1998 (the "Agreement"); and

WHEREAS, the parties wish to supplement the provisions of such Agreement with the Netscape U.S. English Language Net Search Premier Provider Program guidelines;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

OBJECTIVE: To direct users of a Netscape client software Internet browser product ("BROWSER") to U.S. English-language Internet search and directory services.

1. PREMIER PROVIDER. Excite will be a premier provider of search and directory service for the U.S. English-language HTML page ("PREMIER PROVIDER") accessible by the public via the Internet at the Universal Resource Locator ("URL") http://home.netscape.com/home/internet-search or such other URL as Netscape may designate from time to time in writing ("PAGE"). The Page is part of the collection of U.S. English-language HTML documents accessible by the public via the Internet at the URL http://home.netscape.com and/or at such other URL(s) as Netscape may designate ("NETSCAPE'S WEB SITE"). The Page may also be accessed by Internet users of the Netscape-distributed English-language version of the Browser by pressing or "clicking" on the Net Search button, or such other methods as Netscape may specify from time to time. Notwithstanding the foregoing, Netscape reserves the right to determine other means whereby users may access the Page, which provides Internet search and directory services on Netscape's Web Site, including, but not limited to, the use of mirror sites and pointers based on a user's IP address, and which mirror sites and pointers are separate and distinct from the Page described in this Agreement.*

2. PREMIER PERIOD. Netscape will maintain the Premier Graphic, as defined below, on the Page for the following two-year period ("PREMIER PERIOD"):

          From: June 1, 1998

          Until: May 31, 2000


---------------------
* Confidential Treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and filed separately with the Securities and Exchange Commission.

3.   SERVICES PROVIDED BY NETSCAPE.

     3.1. Premier Graphic. Each of the participants, including Premier Provider, in this Net Search Program (the "PREMIER PROVIDER(S)") will supply Netscape with HTML and/or GIF files, or files of such other format as may be designated from time to time in writing by Netscape, which conform to the specifications in
Exhibit 1 (such files comprise, for Premier Provider, the "PREMIER GRAPHIC" and for the Premier Providers, the "PREMIER GRAPHICS"), which Netscape will place on the Page during the Premier Period. Premier Provider shall retain all right, title and interest in and to the Premier Graphic (including the copyright ownership thereof), and Premier Provider hereby grants Netscape a royalty-free worldwide license, without payment or other charge therefor, to use, display, perform, reproduce and distribute the Premier Graphic, and such other licenses with respect to the Premier Graphic necessary to fulfill the intention of this Agreement. The Premier Graphic shall contain a functional search field and, if available, directory tree. The specifications of the Premier Graphic and the placement on the Page of the Premier Graphics are set forth on Exhibit 1 hereto. Premier Provider's compliance with the content as well as the language, technical, visual and functional specifications set forth in Exhibit 1 are a material obligation of Premier Provider under this Agreement. Netscape may, upon notice to Premier Provider, revise Exhibit 1, provided that the display of the Premier Graphics shall remain the largest and most prominent category of search graphics on the Page, shall remain equivalent in size for each of the Premier Providers, shall not differ substantially, including, without limitation, any reduction in the size of the Premier Graphic, from the current specifications for the Premier Graphics set forth in Exhibit 1 hereto and, pursuant to Section
11.7 of the Agreement, shall not change the form or function of the Page in a manner that materially adversely affects the performance of the program as compared to its performance at the time the Agreement was executed.

     3.2. Stack. Netscape will produce the Page as set forth on Exhibit 1. The Premier Graphics on any Page will appear to be overlapped in a stack (the "STACK"). A Premier Graphic will be accessible by the end user by pressing or "clicking" on a tab for the relevant Premier Provider's service. Netscape will produce the Page such that when an end user presses or "clicks" on hypertext links ("PREMIER LINKS") placed by Premier Provider on the Premier Graphic, the end user's Browser will access Premier Provider's applicable HTML pages located at the applicable URL's ("PREMIER URL'S") for such pages on the collection of English- language HTML documents Premier Provider maintains as its primary web site whose home page is located at the URL http://www.excite.com or such other web site of any of Premier Provider's flagship search and directory services and any online services or channels associated with the featured flagship search and directory service, pursuant to Section 4.1 of the Agreement ("PREMIER PROVIDER'S WEB SITE").

     3.3. Rotation. Netscape will rotate the display of the Premier Graphics to be displayed on the top of the Stack when each Page is served to an end user who has not selected a Premier Graphic as a default, as described in Section 3.4 of this Addendum. Subject to the provisions of Section 4.1 of the Agreement and
Section 3.4 of this Addendum, the Premier Graphic will appear on the top of the Stack of each Page * ( * %) ("ROTATION PERCENTAGE") of the time in which the Page is served up to end users who have not selected a particular Premier Graphic or selected a default Premier Graphic when accessing the particular Page. Premier Provider acknowledges that the Rotation Percentage is an annualized target, and that, accordingly, at any given time the display of the Premier Graphic may be adjusted by Netscape to occur above or below the Rotation Percentage, subject at all times to the impression guarantee and Premier Graphic rotation adjustment mechanism described in Section 11.2 of the Agreement and, pursuant to Section 11.7 of the Agreement, Netscape's obligation to not change the form or function of the Page in a manner that materially adversely affects the performance of the program as compared to its performance at the time the Agreement was executed.

---------------------
* Confidential Treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and filed separately with the Securities and Exchange Commission.

     3.4. End User Default. Netscape shall produce each Page such that the end user may select which Premier Graphic, including, without limitation, the Premier Graphic, the end user would prefer to have displayed on the top of the Stack upon the calling up of each Page by such end user. If an end user selects a favorite, default Premier Graphic, the Premier Graphic selected by the end user will be displayed on top of the Stack when that end user accesses such Page. If an end user has elected to have a particular Premier Graphic appear on top of the Stack on a default basis, the other Premier Graphics, including, without limitation, the Premier Graphic, to the extent the Premier Graphic is not selected as such default, will not appear on the top of the Stack unless selected by the end user.

     3.5. Page Specifications. The specifications of each of the Premier Graphics, including, without limitation, the Premier Graphic, the Stacks, and their placement on the Page are set forth on Exhibit 1 hereto; provided however, that Netscape may, subject to Section 11.7 of the Agreement and upon notice to Premier Provider, (i) change the location of the Stacks or the Premier Graphics on the Page, (ii) redesign or reconfigure the Stacks, the Page, Netscape's Web Site, and/or the manner in which an end user interacts with any of the pages of Netscape's Web Site, or (iii) revise Exhibit 1, and Premier Provider shall promptly, and in any event, within no more than thirty (30) days following receipt of the notice, supply Netscape with a revised Premier Provider Premier Graphic which conforms to the specifications of the revised Exhibit 1. Netscape reserves the right to use, in its sole discretion, those portions of the Page not used by the Stack. In the event that Netscape revises Exhibit 1 and Premier Provider must supply conforming materials, such conforming materials shall be received by Netscape and fully functional no later than five (5) days (excluding holidays) prior to the date Netscape specifies for the posting of the revised Premier Provider Premier Graphic or Stack on Netscape's Web Site. If Netscape has not received such revised and conforming materials no later than five (5) days prior to the date Netscape specifies for the posting of the revised Premier Provider Premier Graphic or Stack on Netscape's Web Site, or if the materials supplied by Premier Provider do not function in accordance with the specifications set by Netscape, then Netscape shall either (i) post previous versions of Premier Provider's supplied materials, or (ii) make such changes as necessary to bring the materials into conformity with the new specifications, until such time as the specifications of Exhibit 1 are again revised.

     3.6. Update of Premier Graphic. Premier Provider may elect to revise or update its Premier Graphic, provided that such Premier Graphic complies with the specifications of Exhibit 1. Netscape shall provide Premier Provider with a "Program Schedule" of material due dates and planned updates attached hereto as
Exhibit 2.

4.   ADDITIONAL PREMIER PROVIDER BENEFITS.

     4.1. Limit on Premier Providers. Netscape shall limit the number of companies whose tabs appear on the Stack at any one time to a total of seven (7) entities. Netscape shall allocate the rotation of Premier Graphics in conformance with Sections 4.1 and 4.2 of the Agreement.

5.   DEFINITION OF IMPRESSION AND CLICK

     5.1. (a) Impression Defined. An impression for the purposes of the Agreement and the Addendum ("Impression") occurs upon the serving up to an end user of: (i) the HTML pages displaying the Premier Graphic on the top of a Stack as described in Section 5.1 (b) below; (ii) any of Premier Provider's Web Site in conjunction with a search query executed by an end user through entering the search terms in the URL window of a Browser; (iii) a link through a Disabling Device only if and to the extent permitted under Section 6.2; or (iv) any other Premier Provider content as a consequence of an end user accessing a promotional page on Netscape's Web Site if the parties agree that such promotional page traffic shall constitute an Impression.

          (b) Premier Provider's Premier Graphics may be served on the top of the Stack to an end user by the following means: (i) the Premier Graphics is displayed as part of a random rotation, as described in Section 3.3 of this Addendum; (ii) the Premier Graphic has been set as an end user's default selection, as described in Section 3.4 of this Addendum; or (iii) an end user selects or clicks on the Premier Graphic tab in the Stack.

     5.2 Click Defined. A click ("Click") for the purposes of the Agreement and the Addendum means an action typically resulting from a user positioning his mouse cursor on the clickable hyperlink on the Netcenter Front Page linking the Netcenter Widget to Premier Provider's search engine and selecting or clicking on that hyperlink. Clicks are counted as a redirection of a user's click through the Netscape server access logs to any page on the Premier Provider's Web Site.

6. PREMIER PROVIDER OBLIGATIONS. In addition to the other obligations set forth herein, Premier Provider agrees to the following provisions.

     6.1. Mailto Link. Premier Provider shall include on the page served to an end user in conjunction with the results of the end user's search query on Premier Provider's service a "mailto" link which users of Premier Provider's service can use to direct questions or help requests to Premier Provider. Netscape shall also include such a "mailto" link on the page. Premier Provider will use reasonable efforts to reply promptly, but in any event within one (1) week, to any such question or help request.

     6.2. No Disabling. Premier Provider shall not provide or implement any means or functionality that would (i) alter, modify or enable end users to alter or modify, the Browser standard user interface or configuration, (ii) disable any functionality of the Browser or any other Internet browser software, or
(iii) modify the functioning of pages served from Netscape's Web Site ("Disabling Devices"). If Premier Provider changes its policy regarding no Disabling Devices, Premier Provider shall provide Netscape with prompt written notice thereof and shall establish and maintain controls and procedures sufficient to timely and accurately determine the number of Impressions resulting from Disabling Devices and report to Netscape the number of refers to the Premier Provider Web Site resulting from Disabling Devices. In the event that the number of Impressions resulting from Disabling Devices in any one (1) month period exceeds one percent (1%) of the aggregate number of times that the Page is served up to end users during such month, Netscape shall be relieved of its obligations under Section 11.8 of the Agreement.

     6.3. Use of Premier Graphic Space. Premier Provider shall: (i) not use, or assign the right to use, the space allotted the Premier Graphic, or links therein, for the benefit of a third party without first obtaining Netscape's prior written consent therefor; and (ii) not produce the Premier Graphic such that it includes comparisons of Premier Provider's services with other services. Premier Provider shall maintain the Premier Graphic for the purpose of promoting Premier Provider's Internet search and directory services and any associated online services or channels pursuant to Section 4.1 of the Agreement. Netscape will require all Premier Providers to comply with the same restrictions on the use of their respective Premier Graphics.

     6.4. Preference for Netscape Products and Services. Premier Provider shall accord, in light of the intent of the parties to highlight their strategic relationship as evidenced by the terms and conditions of this Agreement, in Premier Provider's Web Site Netscape's products and services the prominence described in Section 8 of the Agreement.

7.   PAYMENT TO NETSCAPE.

     7.1. Payment Terms. Except as otherwise set forth herein or in the Agreement, all amounts payable by Premier Provider hereunder are payable within thirty (30) days after receipt by Premier Provider of the corresponding invoice submitted by Netscape.

8.   USAGE REPORTS.

     8.1. Provide Usage Reports. Netscape and Premier Provider will each provide the other, via email to the email address set forth below, with usage reports ("USAGE REPORTS") containing the information and in the format set forth in
Exhibit 3 hereto. The Usage Reports shall cover each one-month time period of the Premier Period, and the parties shall use reasonable commercial efforts to deliver the Usage Reports within fifteen (15) days following the end of each month. If, due to technical problems, a party is unable to provide any portion of a Usage Report in any given month, the following data shall be used for each day for which data is missing: ninety percent (90%) of the usage figures reported for the same day of the week most recently reported (e.g. if data for the day seven (7) days prior is available, ninety percent (90%) of the usage figures for such day; if not available, the data for the day fourteen (14) days prior, and so on).

     8.2. No Liability. NETSCAPE AND PREMIER PROVIDER WILL USE REASONABLE COMMERCIAL EFFORTS TO ENSURE THE TIMELY DELIVERY, ACCURACY AND COMPLETENESS OF THE USAGE REPORTS, BUT NEITHER PARTY WARRANTS THAT THE USAGE REPORTS WILL CONFORM TO ANY PUBLISHED NUMBERS AT ANY GIVEN TIME. NEITHER PARTY SHALL BE HELD LIABLE FOR ANY CLAIMS AS THEY RELATE TO SUCH USAGE REPORTS.

9.   TERMINATION.

     9.1 Effect of Termination. Except as specifically provided otherwise in this Agreement, upon the expiration or termination of the Agreement, all rights and obligations hereunder shall cease (other than Premier Provider's payment obligations hereunder to the extent accrued on or prior to the termination date or as otherwise provided in this Section 9.1) and each party will promptly and at the direction of the other party, either return or destroy, and will not take or use, any items of any nature that belong to the other party and all items containing or related to Confidential Information (as defined in Exhibit C of the Agreement) of the other party. The following provisions shall survive the expiration or termination of this Agreement for any reason: Section 8.2 of this Addendum (No Liability), Section 9.1 of this Addendum (Effect of Termination), and Section 9.2 of this Addendum (No Compensation). In addition, to the extent that any credit provided by Premier Provider to Netscape pursuant to Section 4 of Exhibit B of the Agreement shall not be applied against advertising services provided by Premier Provider to Netscape during the Premier Period, such section shall survive the expiration or termination of this Agreement until all such credits shall be applied against such services.

     9.2. No Compensation. Premier Provider shall not be entitled to any compensation, damages or payments in respect to goodwill that has been established or for any damages on account of prospective profits or anticipated sales, and Premier Provider shall not be entitled to reimbursement in any amount for any training, advertising, market development, investments, leases or other costs that shall have been expended by either party before the expiration or termination of this Agreement, regardless of the reason for or method of termination of this Agreement. Premier Provider hereby waives its rights under applicable laws for any such compensation, reimbursement or damages.

10. Right to Refuse. Netscape will have the right to review the contents and format of the Premier Graphic. If Netscape, in its sole discretion, at any time determines that Premier Provider's Premier Graphic contains any material, or presents any material in a manner that Netscape deems inappropriate for any reason, Netscape will inform Premier Provider of the reason Netscape has made such determination and may (i) refuse to include the Premier Graphic in the Page, and/or (ii) immediately terminate this Agreement if Premier Provider has not revised to Netscape's reasonable satisfaction the Premier Graphic within one
(1) business day of written notice from Netscape. If Netscape, in its sole discretion, at any time determines that the Premier Provider's Web Sites contains any material, or presents any material in a manner, that Netscape deems inappropriate for any reason, Netscape may immediately terminate this Agreement upon notice to Premier Provider. Netscape reserves the right to refuse to include the Premier Graphic in the Page if such Premier Graphic does not completely conform to the specifications set forth in Exhibit 1.

11. Capitalized terms defined in the Agreement shall have the same meaning in this Addendum as in the Agreement.

12. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect. For the purposes of Sections 15, 16, 17, 18.2 and 18.3 of the Agreement, the term "Service" shall include (i) Premier Graphic, the Premier URLs, or the Premier Links, (ii) any material to which users can link through any of the foregoing, or (iii) any use of Premier Provider's search and directory service pursuant to this Agreement.

13. In the event of any inconsistency or conflict between the Agreement and this Addendum, the terms, conditions and provisions of this Addendum shall govern and control.

14. This Addendum and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Addendum.

IN WITNESS WHEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized representatives, effective as of the Addendum Effective Date.

                   NETSCAPE COMMUNICATIONS                                          EXCITE, INC.
                         CORPORATION

By:         /s/ Noreen Bergin                                   By:         /s/ George Bell
    ----------------------------------------------------            ----------------------------------------------------
                          Signature                                                   Signature

Name:            Noreen Bergin                                  Name:            George Bell
       -------------------------------------------------              --------------------------------------------------
                        Print or Type                                               Print or Type

Title:  Senior Vice President, Finance and Corporate            Title: President and Chief Executive Officer
        Controller
       -------------------------------------------------              --------------------------------------------------
Date:                      5/26/98                              Date:                       5/20/98
       -------------------------------------------------              --------------------------------------------------

Attached Exhibits:

     Exhibit 1: Specifications of the Page
     Exhibit 2: Program Schedule
     Exhibit 3: Usage Reports

                                    EXHIBIT 1
                           SPECIFICATIONS OF THE PAGE

As of June 1, 1998, the Launch Date, Net Search will support Netscape Navigator versions 2, 3 and 4 (on both the Macintosh and PC ("Wintel") platforms), and Microsoft Internet Explorer 3.0 (PC only). (See Net Search Premier Graphics Test Specification, External for complete list). All other browsers will be routed to a simple version of the Page which encourages users to download a more current version of Netscape's browser. Netscape will spend up to one hour of engineering time per sampler per month to integrate a Premier Graphic into the Net Search Page if available. If more engineering or QA time than is available becomes necessary to fix bugs discovered, or if the necessary changes to fix any bugs include changes to the appearance of the Premier Graphic, the Premier Graphic will be returned for revision. The specifications are as follows:

[ Size. All Premier Provider materials should be exactly 468 by 165 pixels. Text and interactive forms included in the Premier Graphic should be of a default font size of 12 points. (Be aware, however, that text and forms may resize on your audience's browsers as they change their default font sizes.) Keep in mind that the [FONT SIZE=] tag is not implemented in early versions of web browsers.

A Premier Graphic is measured by taking a screen shot on a system configured as follows: A PC running Windows 95, with the settings configured for small fonts, and an NEC MultiSync XV17+ (17 inch) monitor. The screen shot will be taken of Netscape Navigator Gold version 3.1, with the Proportional Font set at 12pt Times New Roman, and the Fixed Font set at 10pt Courier New. The measurement will be taken in Paintbrush. Netscape will provide "measurement services", if needed, for companies that don't have the specified platform configuration.

     HTML Quirks. We have found a few less-than-obvious quirks which cause some browsers to crash, which we thought would be helpful to pass on:

     1. [FORM] tags must follow IMMEDIATELY AFTER your sampler's first [TABLE] tag. Any variation of this whatsoever will cause a significant number of users to crash.

     2. Any empty [TD] tags should be separated by a carriage return. HTML should read as follows: [TD]
          [/TD]
         as opposed to
         [TD][/TD]

     3. If text appears without any spacing between words (for instance, in a sentence as opposed to in a table), any text that falls closer than 50 pixels to the edge of the Premier Graphic should be tested on a Unix machine. Often, this text will be cut off on that platform.

     4. Interleaving HTML tags will cause several browsers to crash. Tags should be ordered as follows: [H3][FONT COLOR="#000055"]Text here[/FONT][/H3] as opposed to [H3][FONT COLOR="#000055"]Text here[/H3][/FONT].

[ Tables. In order to maintain the robustness of the Page, please do not include any more than one nested table, for a total of two tables per sampler. Any more than one nested table will cause crashes for a significant number of users. One simple table is ideal, as even one nested table may cause some implementation problems when integrated with the Net Search Page. If you are nesting a table, please test carefully.

[ Image maps. Only a client-side image map is necessary, since browsers which don't support client-side maps will not be directed to the main Net Search Page.

[ File sizes. To keep the user's load time low, we request that Premier Provider files in total do not exceed 20K unless cleared by the U.S. Search production manager at intlsrchprod@netscape.com.

[ Animated GIFs. Due to the large number of users whose browsers do not support animated GIFs, and their typically large file size, we are not implementing animated GIFs at this time.

[ JavaScript. JavaScript tends to cause older browsers to behave unpredictably and in many cases crash, and there is delicate technology in place to implement Site Sampler functionality. As a result, the implementation of Java Script in a Premier Graphic is not an option at this time.

[ Delivery. Content providers should email files to Netscape at intlsrchprod@netscape.com. If you are providing multiple files, you should place them in a folder labeled with the content provider's name. For the best possible results, deliver a Premier Graphic that is already integrated into a copy of the Net Search Page.

[         Filenames. It is important that filenames be in the following format:
          search_providername.fmt (for example, search_premprov.gif, search_premprov.htm). If there are two or more files of a certain format, filenames should be in the following format:
          search_providername#.fmt (for example, search_premprov.gif, search_premprov.gif). When you update your Premier Graphic, continue to increment the number to help avoid caching issues.

[ Format. All content providers need to provide HTML files that include the layout for their materials. All HTML should be uppercase. Please include the TARGET="_top" attribute in all HREF tags. Height and width tags need to be specified for all images. Graphics files should be in GIF format; all other formats should be cleared with the Destinations production manager at intlsrchprod@netscape.com.

[ Graphics. By limiting the number of individual graphics (server calls) in your Premier Graphic, you will improve overall Page performance and allow the Page to load more quickly. Cropping as close as possible to the image, leaving no white space around them, will also allow the Page to load more quickly. To minimize dithering and insure that the users across all platforms see what you expect them to see, we recommend use of the Netscape Color Palette.

                                    EXHIBIT 2
                                PROGRAM SCHEDULE

---------------------------------------- ---------------------------------------
Final materials due                        NetSearch goes live
---------------------------------------- ---------------------------------------
June 4, 1998                               June 11, 1998
---------------------------------------- ---------------------------------------
June 11, 1998                              June 18, 1998
---------------------------------------- ---------------------------------------
June 18, 1998                              June 25, 1998
---------------------------------------- ---------------------------------------
June 24, 1998 (note: Wednesday)            July 1, 1998 (note: Wednesday)
---------------------------------------- ---------------------------------------
July 2, 1998                               July 9, 1998
---------------------------------------- ---------------------------------------
July 9, 1998                               July 16, 1998
---------------------------------------- ---------------------------------------
July 16, 1998                              July 23, 1998
---------------------------------------- ---------------------------------------
July 23, 1998                              July 30, 1998
---------------------------------------- ---------------------------------------
July 30, 1998                              August 6, 1998
---------------------------------------- ---------------------------------------
August 6, 1998                             August 13, 1998
---------------------------------------- ---------------------------------------
August 13, 1998                            August 20, 1998
---------------------------------------- ---------------------------------------
August 20, 1998                            August 27, 1998
---------------------------------------- ---------------------------------------
August 27, 1998                            September 3, 1998
---------------------------------------- ---------------------------------------
September 3, 1998                          September 10, 1998
---------------------------------------- ---------------------------------------
September 10, 1998                         September 17, 1998
---------------------------------------- ---------------------------------------
September 17, 1998                         September 24, 1998
---------------------------------------- ---------------------------------------
September 24, 1998                         October 1, 1998
---------------------------------------- ---------------------------------------
October 1, 1998                            October 8, 1998
---------------------------------------- ---------------------------------------
October 8, 1998                            October 15, 1998
---------------------------------------- ---------------------------------------
October 15, 1998                           October 22, 1998
---------------------------------------- ---------------------------------------
October 22, 1998                           October 29, 1998
---------------------------------------- ---------------------------------------
October 29, 1998                           November 5, 1998
---------------------------------------- ---------------------------------------
November 5, 1998                           November 12, 1998
---------------------------------------- ---------------------------------------
November 12, 1998                          November 19, 1998
---------------------------------------- ---------------------------------------
November 25, 1998 (note: Wednesday)        December 3, 1998
---------------------------------------- ---------------------------------------
December 3, 1998                           December 10, 1998
---------------------------------------- ---------------------------------------
December 10, 1998                          December 17, 1998
---------------------------------------- ---------------------------------------
December 17, 1998                          December 29, 1998 (note: Tuesday)
---------------------------------------- ---------------------------------------
December 29, 1998 (note: Tuesday)          January 7, 1999
---------------------------------------- ---------------------------------------

                                    EXHIBIT 3
                                  USAGE REPORTS


       Sample report provided by Premier Provider to Netscape each month.

For the week of:  6/1/97 - 6/7/97

Netscape Browsers                       All Browsers
NSCP     4.x -   5%                     NSCP Total - 75%
         3.x -  40%                     MSIE Total - 18%
         2.x -   5%                     AOL Total   -   6%
         1.x -   2%                     Other            -   1%
Total, basic  - 52%

                                        MSIE Browsers
NSCP Gold 3.x -   25%                   MSIE     4.x -   5%
Total, Gold  -  25%                              3.x - 65%
                                                 2.x - 25%
NSCP    4.x -   2%                               1.x -   5%
               3.x - 18%                Total MSIE  - 100%
               2.x -   3%
               1.x -   0%
Total,  23%

Total All - 100%

Premier Provider shall also provide Netscape with I/Pro audits, the top 100 search terms and the number of searches on each term.

       Sample report provided by Netscape to Premier Provider each month.


For the month of June 1997

                   (1)            (2)            (3)            (4)            (5)
                 Rotated        Default      Total First       User           Total
                Exposures      Exposures      Exposures      Selected       Exposures
                                                (1+2)        Exposures        (3+4)
     June 1        1M            200K           1.2M            400K          1.6M
     June 2       1.1M           210K           1.31M           500K          1.81M
     June 3       1.2M           220K           1.42M           600K          2.02M
     . . .
     . . .
     June 31      1.8M           280K           2.08M           800K          3.08M

     Total

A running total of the Exposures will also be included.